UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Techpoint, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

(408) 324-0588

April 20, 2023

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Techpoint, Inc. (the “Company”) that will be held on Thursday, June 1, 2023, at 4:00 p.m., Pacific Time, at the Company’s offices in San Jose at 2550 N. First Street #550, San Jose, CA 95131.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please vote promptly to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy, submit your proxy on the internet, or attend the Annual Meeting in person.

A copy of the Company’s 2022 Annual Report on Form 10-K is also enclosed.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Fumihiro Kozato

President and Chief Executive Officer

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

___________________________

Notice of Annual Meeting of Stockholders

to be held Thursday, June 1, 2023

___________________________

To the Stockholders of Techpoint, Inc.:

The Annual Meeting of Stockholders of Techpoint, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices in San Jose at 2550 N. First Street #550, San Jose, CA 95131, on Thursday, June 1, 2023, at 4:00 p.m., Pacific Time, for the following purposes:

1.	To elect the six nominees named in the proxy statement to the Company’s Board of Directors;
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;
3.	To approve, on a non-binding advisory basis, the frequency of holding an advisory vote on the compensation of our named executive officers; and
4.	To ratify the appointment of Macias Gini & O’Connell LLP (“MGO LLP”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Stockholders of record as of the close of business on April 4, 2023 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. You may vote by internet, or by mailing the enclosed proxy card or voting instruction form. Please review the instructions on page 2 of the Proxy Statement and your proxy card or voting instruction form that you received in the mail regarding each of these voting options.

By Order of the Board of Directors

Fumihiro Kozato

President and Chief Executive Officer

San Jose, California

April 20, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2023.

The Proxy Statement and Annual Report are available at https://www.astproxyportal.com/ast/21723/.

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

___________________________

Proxy Statement

___________________________

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Techpoint, Inc., a Delaware corporation (“we,” “us,” “our,” “Techpoint” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 1, 2023, at 4:00 p.m., Pacific Time, and any postponement or adjournment thereof (the “Annual Meeting”).

The Proxy Statement, proxy card and voting instruction form is being mailed to stockholders on or about April 20, 2023. The Company will report final voting results on Form 8-K within four days of the Annual Meeting. Stockholders are encouraged to vote and submit proxies in advance of the Annual Meeting by mail or internet as early as possible.

Questions and Answers about

the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

Four proposals will be voted on at the Annual Meeting:

•	The election of the six nominees named in the proxy statement to the Company’s Board of Directors;
•	The approval on a non-binding advisory basis, the compensation of our named executive officers;
•	The approval on a non-binding advisory basis, the frequency of holding an advisory vote on the compensation of our named executive officers; and
•	The ratification of the appointment of Macias Gini & O’Connell LLP (“MGO LLP”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

What are the Board’s recommendations?

Our Board of Directors recommends that you vote:

•	“FOR” the election of each of the nominated directors;
•	“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers;
•	For the “ONE YEAR” option, on a non-binding advisory basis, as the frequency of holding an advisory vote on the compensation of our named executive officers ;and
•	“FOR” the ratification of the appointment of MGO LLP as our independent registered public accounting firm for the year ending December 31, 2023.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on April 4, 2023 (the “Record Date”) may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement, Annual Report and proxy card have been sent directly to you by the Company.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement, Annual Report and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote?

You may vote using any of the following methods:

•

By Internet - Stockholders of record may submit proxies by following the internet voting instructions provided on their proxy materials. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Time, the day before the meeting date.

•

By Mail - Stockholders of record may submit proxies by completing, signing and dating the proxy card received and returning it in the prepaid envelope enclosed with the proxy card. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the nominees for director. “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, and for the “ONE YEAR” option, on a non-binding advisory basis, as the frequency of holding an advisory vote on the compensation of our named executive officers. “FOR” the ratification of the independent registered public accounting firm for the year ending December 31, 2023. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

•

In Person at the Annual Meeting - Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote on the internet so that your vote will be counted if you later decide not to attend the meeting.

If I hold Japanese Depositary Shares (“JDS”) how do I vote my shares?

You may instruct Mitsubishi UFJ Trust and Banking Corporation and The Master Trust Bank of Japan, Ltd. (collectively, the “Trustees”) to vote the shares of common stock underlying your JDS. Otherwise, you will not be able to exercise your right to vote unless you withdraw the shares of common stock underlying your JDS. However, you do not have sufficient time to withdraw the shares of common stock underlying your JDS for the Annual Meeting. In order to be eligible to vote the shares of common stock directly at the Annual Meeting, you must withdraw your shares of common stock underlying your JDS before the Record Date.

The Trustees will notify you of an upcoming vote and arrange to deliver voting materials to you. The materials will include (1) a notice of the stockholders’ meeting which will be prepared for you by the Trustees and an instruction regarding exercise of voting rights, or a document which is prepared for you by the Trustees containing matters to be consented or delegated to a proxy and an instruction on consent or a proxy, (2) a document explaining that you will be entitled to instruct the Trustees how to vote the shares underlying your JDS pursuant to laws, the provisions of our trust agreement with the Trustees, or our amended and restated certificate of incorporation and bylaws and (3) a document briefly explaining procedures surrounding the voting rights. For instructions to be valid, we will notify the Trustees in writing of the date of the stockholders’ meeting within a reasonable amount of time. The Trustees will vote or have its agents vote the shares of common stock underlying your JDS in accordance with the voting instructions received from you (including deemed instructions to give a discretionary proxy to a person designated by us in accordance with the next paragraph) unless they judge that such voting and instruction conflicts with laws, the provisions of our trust agreement with the Trustees, or our amended and restated certificate of incorporation and bylaws. The Trustees will only vote or attempt to vote as you instruct or are deemed to have instructed.

We cannot assure you that you will receive the voting materials in time to ensure that you can instruct the Trustees to vote the common stock underlying your JDS. In addition, the Trustees and its agents are not responsible for failing to carry out voting instructions or for the manner of carrying out voting instructions. This means that you may not be able to exercise your right to vote and there may be nothing you can do if the common stock underlying your JDS is not voted as you requested.

In order to give you a reasonable opportunity to instruct the Trustees how to vote the shares of common stock underlying your JDS, we will try to give the Trustees notice of any such meeting and details concerning the matters to be voted upon sufficiently in advance of the meeting date.

Do JDS count for purposes of voting results?

If your instructions to the Trustees are valid and timely received, your JDS will count for purposes of voting results.

Will JDS be counted for purposes of establishing a quorum?

If the Trustees receive an instruction document without clear or specific instruction, the Trustees shall deem such instruction document to be a blank vote under the provisions of our trust agreement, unless the voting materials that are distributed to you specify how your JDS will be voted absent specific or clear instructions. A blank vote shall count only for purposes of establishing a quorum and will not be counted towards the outcome of the vote.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are a stockholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later‑dated proxy. If you submitted your proxy on the internet, you may change your vote or you may revoke your proxy with a later internet proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, please refer to the voting instructions provided with this proxy statement or contact your broker, bank or nominee.

How are votes counted?

For Proposal 1, the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For Proposal 2, approval on a non-binding advisory basis, of the compensation of our named executive officers, you may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention has the same effect as a vote “AGAINST” the proposal. For Proposal 3, approval on a non-binding advisory basis of the frequency of holding an advisory vote on the compensation of our named executive office, you may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN.” For Proposal 4, the ratification of the appointment of MGO LLP as our independent registered public accounting firm for the year ending December 31, 2023, you may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention has the same effect as a vote “AGAINST” the proposal.

If you provide specific instructions, your shares will be voted as you instruct, subject to the disclosures above if you hold JDS. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (“FOR” each of the nominees to the Board of Directors, “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, and for the “ONE YEAR” option, on a non-binding advisory basis, as the frequency of holding an advisory vote on the compensation of our named executive officers, “FOR” the ratification of the appointment of MGO LLP as our independent registered public accounting firm, and at the discretion of the proxy holders on any other matters that may properly come before the meeting).

What vote is required to approve each item?

For Proposal 1, the election of directors, the six nominees for director shall be elected by a plurality of the votes cast, meaning that the six director nominees who receive the most votes “FOR” election will be elected, assuming the presence of a quorum. “WITHHOLD” votes and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees.

Proposals 2, 3, and 4 require the affirmative “FOR” vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote. Abstentions have the same effect as votes “AGAINST” these proposals.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal and will have no effect on the outcome of that proposal.

Proposal 4, the ratification of the appointment of MGO LLP as our independent registered public accounting firm, is a matter on which a broker is empowered to vote, and therefore, broker non-votes are not expected to exist with respect to this proposal. For Proposals 1, 2, and 3, broker non-votes will not affect the outcome of any of these proposals assuming that a quorum is obtained.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 18,267,317 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our common stock. At this time, we have not engaged a proxy solicitor. If we do engage a proxy solicitor, we will pay the customary costs associated with such engagement.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees

Our Bylaws provide that our Board shall consist of no less than four and no more than seven members, with the exact number of members within the variable range to be fixed from time to time by resolution of the Board. Currently, our Board is fixed at six members. As of April 20, 2023, all six directors on our Board serve with terms ending at the Annual Meeting. The Board has nominated Mr. Kozato, Dr. Kuo, Mr. Liu, Mr. Cochran, Dr. Aoshima and Dr. Endo for re-election, each to hold office until the Annual Meeting in 2024 and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

We know of no reason why any nominee may be unable to serve as a director. If any nominee becomes unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or the Board increases the number of directors, then the Board may fill the vacancy.

Names of the nominees and certain biographical information as of April 20, 2023 are set forth below:

Name	Age	Position with the Company	Director Since
Fumihiro Kozato	63	President and Chief Executive Officer and Director	2012
Feng Kuo, Ph.D.	65	Chief Technology Officer and Director	2018
Fun-Kai Liu	69	Director	2012
Robert Cochran	65	Director	2016
Yaichi Aoshima, Ph.D.	58	Director	2016
Noriko Endo, Ph.D.	54	Director	2021

Fumihiro Kozato has been our President and Chief Executive Officer and served as a director since founding the Company in 2012. Mr. Kozato is the former founder and Chief Executive Officer of Techwell, Inc., a publicly traded semiconductor company that was founded in 1997 focusing on mixed-signal integrated circuits for video surveillance and automotive entertainment applications that was sold to Intersil Corporation in 2010. Between 2010 and 2012, Mr. Kozato pursued other interests. From 1994 to 1996, Mr. Kozato was the President of Sigmax, a start-up company based in Silicon Valley developing CD-ROM controller chips that was sold to Adaptec in 1996. From 1987 to 1994, Mr. Kozato was the Business Control Manager of the electronics division at Ricoh USA, part of a large Japanese electronics conglomerate, where he was responsible for Ricoh’s U.S. semiconductor business. Mr. Kozato started his career at Tomen, a large Japanese trading company. Mr. Kozato holds a B.S. in Mathematics from U.C. Santa Barbara. We believe that Mr. Kozato is qualified to serve as a member of our Board of Directors because of the perspective and experience he brings as our President and Chief Executive Officer, his industry experience and his deep knowledge of our products, target markets and operations.

Feng Kuo, Ph.D. has been the Company’s Chief Technology Officer since October 2012 and has served as a director since 2018. Prior to that, Dr. Kuo served as the Vice President of Engineering at Intersil Corporation following its acquisition of Techwell, Inc. in 2010 and where he had served as Chief Technology Officer from 1998 to 2010. From 1994 to 1996, Dr. Kuo was the VP of Engineering of Sigmax prior to its acquisition by Adaptec, Inc. From 1991 to 1994, Dr. Kuo was a Product Manager at Seiko, where he designed a variety of analog and mixed-signal semiconductors. Dr. Kuo started his career at Hypres Inc., a superconductor integrated circuit company. Dr. Kuo holds a B.S. in Electrical Engineering from National Taiwan University and an M.S. and a Ph.D. in Electrical Engineering from Stony Brook University. We believe that Dr. Kuo is qualified to serve as a member of our Board of Directors due to his deep technical expertise, his insights into our target markets, target customers and product strategy and his prior experience in serving as an executive officer in publicly traded companies.

Fun-Kai Liu has served on our Board since 2012. Since 2005, Mr. Liu has been an angel investor focusing on Silicon Valley startups. Mr. Liu served at Tvia, Inc., a publicly traded developer of semiconductor and software products targeted for the advanced television and emerging display markets, as Chief Executive Officer from its founding in 1995 through 2001 and as Chairman of the board through 2005. From its founding in 1989 through 1994,

Mr. Liu served as the Chairman and Chief Executive Officer of OPTi Inc., a publicly traded manufacturer of core logic chip sets for the personal computer market. He received a B.S. in Electrical Engineering from National Cheng-Kung University in Taiwan, an M.S. in Computer Science from Santa Clara University and an M.S. in Electrical Engineering from Ohio State University. We believe that Mr. Liu is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from industry experience and his service as a Chief Executive Officer and director of public companies.

Robert Cochran has served on our Board since January 2016. Mr. Cochran was the Executive Vice President, Legal and Corporate Collaboration of A10 Networks, Inc. (NYSE: ATEN), an application security company, where he worked from January 2012 to June 2022 and served as a member of its board of directors from April 2012 to November 2018. From January 1993 to January 2012, Mr. Cochran was principal of a boutique law firm in Woodside, California, specializing in the representation of emerging technology companies. From 2004 to 2010, Mr. Cochran served as a director of Techwell, Inc.  Mr. Cochran presently serves as a member of the Board of Trustees, chair of the finance committee and Treasurer of a non-profit, the Marin Waldorf School, based in San Rafael, California.  Mr. Cochran holds a J.D. from Harvard Law School and an A.B. from Harvard University. We believe that Mr. Cochran is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from counseling growth companies and his service as a director of public and private companies.

Yaichi Aoshima, Ph.D. has served on our Board since July 2016. Since April 1996, Dr. Aoshima has been an Associate Professor and Professor at the Institute of Innovation Research at Hitotsubashi University in Japan, focusing on new product development, organization theory, and technology management. Dr. Aoshima holds a Ph.D. in Management from Massachusetts Institute of Technology, an M.A. in Commerce and Management from Hitotsubashi University, and an undergraduate degree in Commerce and Management from Hitotsubashi University. Since June 2015, Dr. Aoshima has also served as a director of NS Solutions Corporation (TSE: 2327), a subsidiary of Nippon Steel Corporation (TYO: 5401). a steel products manufacture and trade company in Japan. We believe that Dr. Aoshima is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from extensive experience in product development and technology management, and his experience serving on the board of a Japanese company.

Noriko Endo, Ph.D. (a.k.a. Noriko Tsujihiro), has served on our Board since March 2021. Dr.Endo has also served as a project professor at Keio University since April 2015, where she manages research projects on economic security, and has served as director of E4 Strategies, an energy, environment and economy consulting firm, since January 2013. Dr. Endo currently serves on the board of directors of Ain Holdings, Inc. (TSE: 9627), a company that operates and franchises pharmacies, since July 2018, Hankyu-Hanshin Holdings, Inc. (TSE: 9042, OSE: 9042), a company conducting business in various industries such as travel, real estate, transportation, entertainment, and information and communications technology, since June 2019, Japan Elevator Service Holdings Co. Ltd. (TSE: 6544), a company that provides repair, maintenance and modernization services for elevators and escalators in Japan, since June 2021 and Nippon Telegraph and Telephone Corporation (TSE:9432), a company that conducts integrated ICT business, regional communications business, global solutions business and others, since June 2022. Dr. Endo holds a B.A. in Economics and Business from Rikkyo University and a Ph.D. in Energy Science from Kyoto University. We believe that Dr. Endo is qualified to serve as a member of our Board of Directors due to the perspective and experience she has acquired from research and consulting, and her experience serving on the boards of Japanese companies.

There are no family relationships among any of our directors or executive officers.

Vote Required

Directors are elected by a plurality vote, which means that the six nominees receiving the most affirmative “FOR” votes will be elected. Proxies marked “WITHHELD” will not affect the election of a candidate who receives a plurality of votes. The election of directors is a matter on which a broker or other nominee is generally not empowered to vote using discretion, and therefore, broker non-votes may exist but will have no effect on the outcome of the election of nominees for director. Stockholders may not cumulate votes in the election of directors.

The Board of Directors Recommends a Vote “FOR” the Election of Each of the Director Nominees Set Forth Above.

Director Nominations

The Board of Directors nominates directors whose term is scheduled to expire at the next annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election.

The Nominating and Corporate Governance Committee evaluates and selects candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management, accounting, finance, or marketing, or industry and technology knowledge, that may be useful to the Company and the Board of Directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee also believes that service as a director of other public companies provides experience and perspective that may be useful to the Company and the Board of Directors. Although the Company has no formal diversity policy for board members, the Board of Directors and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees.

The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the board of directors to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission (the“SEC”) rules, and that a majority of the members of the board meet the definition of “independent director” under applicable SEC rules. The Nominating and Corporate Governance Committee believes it appropriate for certain key members of our management - currently, our Chief Executive Officer and our Chief Technology Officer - to participate as members of the Board of Directors.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, then the Nominating and Corporate Governance Committee will consider various candidates for board membership, including those suggested by the committee members, by other board members, by any search firm engaged by the Nominating and Corporate Governance Committee and by stockholders. Each of the nominees is a member of the Board of Directors standing for re-election as a director.

A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Secretary of the Company. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary date of the preceding year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received by our Secretary not later than the close of business on the later of (1) the 90th day prior to the date of the scheduled annual meeting and (2) the 10th day following the earlier to occur of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public announcement of the date of such scheduled annual meeting was first made. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee and the person making the nomination that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. You may obtain a copy of the full text of this provision of the Bylaws by writing to our Secretary at the above address.

Director Independence

In April 2022, the Tokyo Stock Exchange reorganized from those markets previously known as the first, second, Mothers market and JASDAQ (standard and growth) market segments, into those known as Prime, Standard and Growth market segments. Techpoint’s JDS shares were previously listed in the Mothers market.  Effective April 2022, and under the direction of our Board of Directors, our common stock became listed on the Growth market of the Tokyo Stock Exchange.

Because our common stock is not listed on a U.S. national securities exchange or an inter-dealer quotation system, the rules of the SEC require that we identify which of our directors is independent as defined by a national securities exchange or inter-dealer quotation system that has requirements that a majority of the Board of Directors be independent. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, with us, our senior management and our independent registered public accounting firm, our Board has determined that four of our directors, Messrs. Cochran and Liu, and Drs. Aoshima and Endo, are independent directors using the definition for director independence of the New York Stock Exchange and applicable SEC rules. Mr. Kozato and Dr. Kuo are not considered independent as they are employed as our Chief Executive Officer and Chief Technology Officer, respectively.

Board Meetings

The Board of Directors held seven meetings during 2022. Each director attended 100% of the aggregate number of meetings held by the Board of Directors and of the committees on which such director served. The independent directors meet in executive sessions at regularly scheduled meetings of the Board of Directors without the participation of the Chief Executive Officer, Chief Technology Officer, or other members of management. We do not have a policy that requires the attendance of directors at the Annual Meeting. Four of our directors attended the 2022 annual meeting.

Board Committees

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each director who serves on the Audit, Compensation, and Nominating and Corporate Governance Committees is “independent,” as that term is defined by applicable rules of the SEC and has adopted written charters for each of these committees. The charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are available on the Investor Relations section of our website at www.techpointinc.net, under the Investor Relations tab.

Audit Committee and Financial Expert

The current members of the Audit Committee are Robert Cochran (Chair), Fun-Kai Liu and Noriko Endo. The Audit Committee held six meetings during 2022. Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Board of Directors in oversight of the integrity of our financial statements, our compliance with certain legal and regulatory requirements, our independent auditor’s qualifications, independence and performance, and our internal accounting and financial controls. Our Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent auditor. The Board of Directors has determined that Mr. Cochran is qualified as an “audit committee financial expert” under the definition outlined by the SEC.

Compensation Committee

The current members of the Compensation Committee are Fun-Kai Liu (Chair), Noriko Endo and Robert Cochran. The Compensation Committee held one meeting during 2022. Our Compensation Committee oversees our compensation policies, plans and benefits programs and assists our Board of Directors in meeting its responsibilities regarding oversight and determination of executive compensation. Our Compensation Committee reviews and makes recommendations to our Board of Directors with respect to our major compensation plans, policies and programs, and assesses whether our compensation structure establishes appropriate incentives for officers and employees. The Compensation Committee reviews and recommends directors’ compensation to the full Board of Directors. The Compensation Committee has the sole authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties.

None of our executive officers currently serve, or have served during the last completed fiscal year, on the Compensation Committee. None of our executive officers have a role in recommending the amount or form of directors’ and executive officers’ compensation.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Fun-Kai Liu (Chair), Robert Cochran and Yaichi Aoshima. The Nominating and Corporate Governance Committee did not hold any meetings in 2022. The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of the Board of Directors and its committees. In addition, our Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to our Board of Directors on matters concerning corporate governance and conflicts of interest.

Corporate Governance

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors currently combines the roles of chairman of the Board of Directors and Chief Executive Officer. Both the chairman and Chief Executive Officer positions are currently held by Mr. Kozato. We have determined that combining the chairman and Chief Executive Officer roles is in our best interest at this time because the Chief Executive Officer has extensive knowledge of all aspects of our Company and our Company’s business and risks, industry, and customers. Our Board of Directors is responsible for overseeing the overall risk management process at our Company. The responsibility for managing risk rests with executive management while the committees of the Board and the Board of Directors participate in the oversight process. The Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The Board of Directors considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management. Our Board of Directors has chosen not to appoint a lead independent director at this time in view of the active roles assumed by our independent directors.

Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Certain Relationships and Related Transactions

Aside from the compensation arrangements of our directors and named executive officers discussed elsewhere in this Proxy Statement, we have not entered into any transactions since January 1, 2022 in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with, or immediate family members of, any of the foregoing, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Related Party Transaction Approval

We have adopted a written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board of Directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee considers the relevant facts and circumstances available and deemed relevant to our Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Hedging Transactions

In accordance with the Company’s Insider Trading Policy, the Company has prohibited employees and directors from the buying or selling of puts or calls, or their equivalent positions, on Company securities.  This includes options and derivatives trading on any of the stock exchanges or futures exchanges, including cashless collars.  The Company also prohibits employees and directors from the purchasing of Company securities on margin, or trading in Company securities during designated blackout periods.

Director Compensation

Our non-employee director compensation program is designed to provide competitive compensation and to reward directors solely in the form of stock-based compensation to align the interests of directors with the interests of stockholders. The following table sets forth the dollar value of total compensation, consisting solely of restricted stock awards, earned by our non-employee directors for their service in 2022.  Stock awards vest after one year of service.

Name	Stock Awards ($) (1)
Fun-Kai Liu (2)	64,350
Robert Cochran (2)	64,350
Yaichi Aoshima, Ph.D. (2)	64,350
Noriko Endo, Ph.D. (2)	64,350

(1)

Amounts represent the aggregate fair value of each Director’s 9,000 shares of common stock subject to restricted stock awards computed as of the June 2022 grant date, of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes, rather than amounts paid to or realized by the named individual. The method by which fair value is calculated is set forth in Note 8 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	Each member of our Board of Directors held 9,000 shares of common stock subject to restricted stock awards as of December 31, 2022, which vest in June 2023 subject to continued service to the Company.

Non-employee directors receive annual nondiscretionary, automatic grants of restricted stock units under our 2017 Stock Incentive Plan (the “2017 Plan”). The stock units will vest on the first anniversary of the date of grant or, if earlier, the date of our next annual meeting of stockholders following the date of grant. The stock units will become vested if a change in control of the Company occurs during the non-employee director’s service. We reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at board and committee meetings. Employee directors do not receive any compensation for service as a member of our board of directors.

At the 2020 annual stockholder meeting, each of our non-employee directors was granted restricted stock units of 7,500 shares in consideration for their service as a director, that vested on June 4, 2021.  Effective June 3, 2021, the Board approved an increase in the number of restricted stock units granted to non-employee directors annually from 7,500 shares to 9,000 shares.

Executive Officers of the Registrant

Our executive officers are elected by our Board and serve at the discretion of our Board. Our executive officers as of April 20, 2023 are as follows:

Name	Age	Position with the Company
Fumihiro Kozato	63	President and Chief Executive Officer and Director
Arthur Nguyen	71	Chief Financial Officer and Vice President of Administrations
Feng Kuo, Ph.D.	65	Chief Technology Officer and Director

Biographical information for Mr. Kozato and Dr. Kuo is described above under “Directors and Nominees.”

Arthur Nguyen has served as our Chief Financial Officer and vice President of Administrations since September 2022. Prior to that, Mr. Nguyen was a finance and accounting consultant of Gridspace, Inc., a voice technology company, from November 2021 to August 2022. From June 2014 to October 2021, Mr. Nguyen served as VP of Global Finance of Astound Commerce, an eCommerce company. Prior to that, from June 2013 to May 2014, Mr. Nguyen served as Corporate Controller at BuildingIQ, Inc., a SAAS energy software company. From 2008 to 2013, Mr. Nguyen served as Corporate Controller at Precise Software Solutions, Inc., an enterprise software company. Mr. Nguyen also served as Corporate Controller and Chief Financial Officer at Tvia, Inc. from 2000 to 2005. Mr. Nguyen holds a B.S. in Business Administration from California State University, Sacramento, an MBA from California State University, San Bernardino and is a Certified Public Accountant in the state of California.

Executive Compensation

The following table sets forth information concerning the total compensation earned by our President and Chief Executive Officer, Chief Financial Officer and Chief Technology Officer, who we refer to as our named executive officers, for services rendered to us in all capacities during the years ended December 31, 2022 and December 31, 2021.

Summary Compensation Table

Name and Principal Position		Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Total ($)
Fumihiro Kozato		2022	220,000	99,000	—		319,000
President and Chief Executive Officer		2021	128,750	100,000	—		228,750
Arthur Nguyen	(2)	2022	56,476	14,167	174,000	(3)	244,643
Chief Financial Officer and Vice President of Administrations
Maureen A. Monahan	(4)	2022	130,609	—	—		130,609
Former Chief Financial Officer and Vice President of Administrations		2021	170,000	59,500	—		229,500
Feng Kuo, Ph.D		2022	220,000	99,000	—		319,000
Chief Technology Officer		2021	128,750	100,000	—		228,750

(1)

Amounts represent the aggregate fair value of the awards computed as of the grant date of each award in accordance with Topic 718 for financial reporting purposes, rather than amounts paid to or realized by the named individual. Our assumptions with respect to the calculation of these values are set forth in Note 8 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	Mr. Nguyen has served as our Chief Financial Officer and Vice President of Administrations since September 2022.
(3)	Mr. Nguyen was granted 25,000 restricted stock units on November 8, 2022.
(4)	Ms. Monahan served as our Chief Financial Officer and Vice President of Administrations from September 2020 to September 2022.

Narrative to the 2022 Summary Compensation Table

Base Salaries

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions and has been established by our Board of Directors or Compensation Committee taking into account each individual’s role, responsibilities, skills and expertise. Base salaries are reviewed annually and approved by our Compensation Committee or our Board of Directors. Effective January 1, 2022, the annual base salaries for Mr. Kozato was $220,000 (increased from $128,750) and Dr. Kuo was $220,000 (increased from $128,750). Mr. Nguyen has served as our Chief Financial Officer since September 2022. Mr. Nguyen’s salary for 2022 was $56,465. His annual base salary was $170,000.

Annual Bonus

For the fiscal year ended December 31, 2022, each of our named executive officers was eligible to earn an annual bonus based on the achievement of certain pre-determined corporate performance objectives and individual performance. The executive officer’s bonuses were reviewed and approved by our Compensation Committee and our Board of Directors.

Equity Compensation

Our named executive officers have been granted certain options to purchase shares of our common stock and restricted stock units relating to our common stock, as described in more detail in the “Outstanding Equity Awards at 2022 Fiscal Year-End” table.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning equity awards our named executive officers held, as of December 31, 2022.

			Stock Options (1)				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Fumihiro Kozato	6/27/2017		108,000	—	2.93	6/27/2027	—	—
Arthur Nguyen	11/8/2022	(4)	—	—	—	—	25,000	178,250
Feng Kuo, Ph.D.	6/27/2017		88,000	—	2.93	6/27/2027	—	—

(1)

All options have a term of ten years, subject to earlier termination in certain events relating to termination of employment. If an option holder is terminated without “cause” or resigns for “good reason” (each as defined in the applicable option agreement) within 12 months of a change in control, 100% of the shares subject to the option shall vest immediately prior to such termination or resignation.

(2)	Includes options that may be early exercised in exchange for unvested shares.
(3)

The market value of stock awards that have not vested is calculated by multiplying the number of shares or units of stock that have not vested by $7.13, which was calculated based on the per share closing price of our JDS on December 30, 2022 of ¥947, the last trading day of the year, using the Telegraphic Transfer Middle Rate quoted by Mitsubishi UFJ Financial Group’s official index as of December 31, 2022.

(4)

Mr. Nguyen was granted 25,000 restricted stock units on November 8, 2022, of which 1/5th of the total number of shares vest August 2023 and the remaining shares vest at a rate of 1/16th quarterly thereafter, subject to continued employment.

From time to time, our executive officers and directors may enter into written trading plans pursuant to Rule 10b5‑1 of the Securities and Exchange Act of 1934.  No such plans were in place as of April 20, 2023.

Potential Payments upon Termination or Change in Control

Except for the Company’s 401(k) plan available to all employees, and as discussed in Note 9 of the Company’s Form 10-K for the year ending December 31, 2022, the Company does not have any plans that provide for payment of retirement benefits or benefits that will be paid to employees or directors following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans, or nonqualified defined contribution plans. The Company does not have any agreements that provide for any payments to our directors or officers that would be made upon termination due to or in connection with any change in control of the Company.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued under our equity compensation plans as of December 31, 2022:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options (1)	(b) Weighted- average exercise price of outstanding options (2)	(c) Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	903,796	$2.70	6,674,252
Equity compensation plans not approved by security holders	—	—	—
Total	903,796	$2.70	6,674,252

(1)	Includes options to purchase 464,621 shares of common stock and 439,175 outstanding restricted stock units.
(2)	The calculation of the weighted-average exercise price of outstanding options excludes stock underlying restricted stock units, as such awards have no exercise price.
(3)

The number of shares reserved for issuance under the 2017 Plan is automatically increased on the first day of each fiscal year, for a period of not more than 10 years, beginning on January 1, 2018 and ending on January 1, 2027 in an amount equal to the lesser of (i) four percent (4%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (ii) if the Board acts prior to the first day of the fiscal year, such lesser amount (including zero) that the Board determines for purposes of the annual increase for that fiscal year. On January 1, 2023, the shares reserved for issuance under the 2017 Plan were increased by 727,949 shares, which is equal to 4% of the outstanding shares of common stock on December 31, 2022. In addition, the number of shares reserved for issuance under the 2017 Plan is increased from time to time in an amount equal to the number of shares subject to outstanding options under our 2012 Stock Incentive Plan (the “2012 Plan”) that are subsequently forfeited or terminate for any other reason before being exercised, plus any unvested shares that are forfeited pursuant to the 2012 Plan.

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed calendar years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2021 and 2022 calendar years. Note that for our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

Years	Summary Compensation Table Total for PEO(1)	Compensation Actually paid to PEO(1) (2)	Average Summary Compensation Table total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1) (2)	Value of Initial Fixed $100 Investment Based On TSR(3)	Net Income
2022	$319,000	$(554,666)	$243,251	$(173,685)	$116	$17,663
2021	$228,750	$945,600	$229,125	$736,894	$232	$17,287

(1)	The PEO and the non-PEO NEOs for each year are as follows:
a

2022: Fumihiro Kozato, PEO; Maureen Monahan, Feng Kuo PhD., and Arthur Nguyen, NEOs. Ms. Monahan resigned in September 2022. Mr. Nguyen has served as the Company’s Chief Financial Officer since September 2022. The average summary compensation table amount for fiscal year 2022 reflects the weighted average of Ms. Monahan's and Mr. Nguyen's days of service with the Company.

b	2021: Fumihiro Kozato, PEO; Maureen Monahan, Feng Kuo PhD., NEOs.

(2)

SEC rules require certain adjustments be made to the Summary Compensation Table (“SCT”) totals to determine “compensation actually paid” as reported in the Pay Versus Performance table. “Compensation actually paid” does not necessarily represent cash and/or equity values transferred to the applicable Named Executive Officer without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). The following table details these adjustments more specifically:

Year	Executive	SCT Total	Subtract amount reported in “Stock Awards” column of SCT	Add value of outstanding and unvested equity awards that were granted in current year	Add (subtract) change in value of equity awards outstanding and unvested at the end of the current year that were granted in a prior year	Add (subtract) change in value of equity awards vested in the current year that were granted in a prior year	Compensation Actually Paid
		($)	($)	($)	($)	($)	($)
2022	PEO	319,000	—	—	(815,422)	(58,244)	(554,666)
	Non-PEO NEOs	243,251	(29,512)	29,512	(429,299)	12,363	(173,685)
2021	PEO	228,750	—	—	597,375	119,475	945,600
	Non-PEO NEOs	229,125	—	—	415,956	91,813	736,894

(3)

The values disclosed in this TSR column (or with respect to our common stock, our total shareholder return) represent the measurement period value of an investment of $100 in our common stock as of December 31, 2020, and then valued again on each of December 31, 2021 and December 31, 2022.

Narrative Disclosure to Pay Versus Performance Table

Compensation for our PEO and our NEOs are set by the Board of Directors. As discussed above, in addition to a fixed base salary, we provide both short-term and long-term incentives through an annual bonus opportunity and equity awards that are tied to enhancement of the overall financial profile of the Company.

Compensation Actually Paid (“CAP”) to Mr. Kozato and our NEOs were directionally aligned with cumulative total shareholder return in 2022 and 2021, as reflected in the graph below. The increase in PEO and average NEO CAP in 2021, and the decrease in PEO and average NEO CAP in 2022 was largely the result of the changes in our stock price over that same time period.  Our net income increased by 417% between 2020 and 2021 and was directionally aligned with increases in PEO and average NEO SCT in 2021 and 2022 for the reported period, which increases were largely attributed to salary increases for Mr. Kozato and Dr. Kuo in 2022 in order to bring their base salaries closer in line with market practices.

Relationship between Pay and Net Income (GAAP)

The two graphs below reflect the relationship between the PEO and Average Non-PEO NEO SCT and CAP and the Company’s GAAP Net Income for the applicable reporting year.

Net Income ($ thousands)
Compensation actually paid ($ thousands)
20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
1,200
1,000
800
600
400
200
-
(200)
(400)
(600)
(800)
946
737
-174
-555
FY 2020
FY 2021
FY 2022
PEO CAP
Average NEO CAP
Net Income

Relationship between Pay and TSR

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s cumulative indexed Total Shareholder Return, or TSR, (assuming an initial fixed investment of $100) for the fiscal years ended December 31, 2021, and 2022:

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the number of shares of common stock beneficially owned on April 4, 2023 by:

•	each person who is known by us to beneficially own 5% or more of our common stock;
•	each of our named executive officers and directors; and
•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 18,267,317 shares of common stock outstanding at April 4, 2023. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 4, 2023, the Record Date for the Annual Meeting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Except as otherwise set forth below, the address of each beneficial owner is 2550 N. First Street, #550, San Jose, California 95131.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Fumihiro Kozato (2)	1,926,888	10.5%
Feng Kuo, Ph.D. (3)	3,420,322	18.6%
Fun-Kai Liu (4)	1,044,146	5.7%
Robert Cochran (5)	46,125	*
Yaichi Aoshima, Ph.D. (6)	53,625	*
Noriko Endo, Ph.D. (7)	19,458	*
Arthur Nguyen (8)	—	*
Maureen Monahan	56,715	*
All directors and executive officers as a group (7 persons)	6,510,564	35.1%
5% Stockholders:
Akiko Kozato (9)	1,788,888	9.8%

* Beneficial ownership representing less than one percent

(1)

Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Unless otherwise indicated, shares are owned of record and beneficially by the named person.

(2)

Represents 1,818,888 shares of common stock held jointly by Mr. Kozato and Masako Kozato, and 108,000 shares underlying an option to purchase common stock held by Mr. Kozato, which is exercisable within 60 days of April 4, 2023.

(3)

Consists of (a) 1,360,000 shares of common stock and 88,000 shares underlying an option to purchase common stock held by Dr. Kuo, which is exercisable within 60 days of April 4, 2023; (b) 997,072 shares of common stock, 5,000 shares underlying an option to purchase common stock that may be early exercised and 250 shares of common stock issuable pursuant to the vesting of restricted stock units within 60 days of April 4, 2023 held by Emily Ku, Dr. Kuo’s daughter; and (c) 970,000 shares of common stock held by Amanda Ku, Dr. Kuo’s daughter.

(4)

Consists of 1,011,500 shares of common stock and 23,646 shares underlying an option to purchase common stock held by Fun-Kai Liu, and 9,000 shares of common stock issuable pursuant to the vesting of restricted stock units within 60 days of April 4, 2023.

(5)	Consists of 37,125 shares of common stock and 9,000 shares of common stock issuable pursuant to the vesting of restricted stock units within 60 days of April 4, 2023.

(6)	Consists of 44,625 shares of common stock held by Dr. Aoshima and 9,000 shares of common stock issuable pursuant to the vesting of restricted stock units within 60 days of April 4, 2023.
(7)	Consists of 10,458 shares of common stock held by Dr. Endo and 9,000 shares of common stock issuable pursuant to the vesting of restricted stock units within 60 days of April 4, 2023.
(8)	Arthur Nguyen has served as our Chief Financial Officer from September 2022 and he does not own any shares of common stock.
(9)

According to Schedule 13G filed on February 14, 2018 by Akiko Kozato, Akiko Kozato has sole voting and sole dispositive power with respect to 1,788,888 shares. The principal business office of Akiko Kozato is c/o Techpoint, Inc., 2550 N. First Street, #550, San Jose, CA 95131.

Report of the Audit Committee of the Board of Directors

The Audit Committee acts pursuant to a written charter that was adopted by the Board of Directors and became effective on January 27, 2016. Each member of the Audit Committee qualifies as “independent” under the current listing requirements of The New York Stock Exchange.

In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2022. The Audit Committee has also discussed with the independent registered public accounting firm, MGO LLP, the matters required to be discussed by the auditing standards of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Audit Committee

Robert Cochran (Chair)
Fun-Kai Liu
Noriko Endo, Ph.D.

PROPOSAL 2

APPROVAL OF NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) enables stockholders to cast a non-binding advisory vote on the compensation of our named executive officers as described in this proxy statement pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. This advisory vote is commonly referred to as a “Say-on-Pay” vote and is required by Section 14A of the Exchange Act.

As described in the section of this proxy statement entitled “Executive Compensation,” the primary elements of our executive compensation program are base salary and annual bonuses based on the achievement of certain pre-determined corporate performance objectives and individual performance and long-term equity-based compensation awards.

Our Board of Directors is asking our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion in this proxy statement. The vote is not intended to address any specific item of our executive compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

As the Say-on-Pay vote is advisory, it will not be binding on our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee value the opinions of our stockholders and the Compensation Committee will consider the outcome of this vote when evaluating our executive compensation policies and practices and making future compensation decisions. The Board of Directors will determine when the next Say-on-Pay advisory vote will be held following consideration of the outcome of the advisory vote on the frequency of holding Say-on-Pay votes included in this proxy statement as Proposal 3

.

Vote Required

This proposal requires the affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions have the same effect as votes “AGAINST” this proposal. Broker non-votes are not considered entitled to vote and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board of Directors Recommends a Vote “FOR” the Approval of Our Executive Compensation as described in this Proxy Statement.

PROPOSAL 3

APPROVAL OF NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables stockholders to indicate on a non-binding advisory basis how frequently they would like us to conduct non-binding advisory stockholder votes on our executive compensation. As required by Section 14A of the Exchange Act, stockholders have the opportunity to indicate whether they prefer a non-binding advisory vote on executive compensation every one year, two years, or three years. Stockholders may also abstain.

The vote with respect to the frequency of the non-binding advisory vote on the compensation of our named executive officers is not binding on us or our Board of Directors. However, our Board of Directors will take the results of the vote into consideration when deciding when to call for the next non-binding advisory vote on the compensation of our named executive officers and, if no frequency meets the voting standard for approval, then our Board of Directors will consider the option of one year, two years, or three years that receives the highest number of votes cast to be the frequency recommended by stockholders. Under the Dodd Frank Act, a frequency of Say-on-Pay vote similar to this will occur at least once every six years.

After careful consideration of the frequency alternatives, our Board of Directors believes that conducting a non-binding advisory vote on executive compensation every one year is appropriate for us and our stockholders at this time. Our Board of Directors believes that an advisory vote every one year will provide our management and our Board of Directors with regular and direct input from our stockholders.

Vote Required

The frequency that receives the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of one year, two years or three years that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions have the same effect as votes “AGAINST” this proposal. Broker non-votes are not considered entitled to vote and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board of Directors Recommends a Vote For the Option of every “One Year” as the Frequency with Which Our Stockholders are Provided an Advisory Vote on our Executive Compensation.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed MGO LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. MGO LLP has acted in such capacity since its appointment in October 2022.

Our predecessor auditor, BDO USA, LLP resigned as the Company’s independent registered public accounting firm, effective on September 7, 2022. BDO USA, LLP’s report on the financial statements for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2021 and 2020, there were (i) no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of BDO USA, LLP would have caused them to make reference to the subject matter of the disagreement in connection with its report for such fiscal years and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 31, 2022, neither the Company nor anyone on its behalf consulted with MGO LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that MGO LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Representatives of MGO LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth the fees billed or expected to be billed by MGO LLP for audit and other services rendered:

	Year Ended
	December 31, (5)
	2022	2021
Audit Fees (1)	$430,000	$275,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$430,000	$275,000

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements included in the Annual Report on Form 10-K, the review of the Company’s interim consolidated financial statements included in the Quarterly Reports on Form 10-Q, and other services in connection with the regulatory filings.

(2)

“Audit-Related Fees” consist of fees provided for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.

(3)	“Tax Fees” consist of fees billed for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” consist of fees billed for products and services provided that are not reported under “Audit Fees”, “Audit-Related Fees” or “Tax Fees”.
(5)	MGO has served our auditor since October 2022. MGO audited the Company’s 2021 and 2022 financial statements.

Pre-approval Policies and Procedures

Our Audit Committee maintains a policy to pre‑approve all audit and permissible non-audit services provided by our independent registered public accounting firm. All of the services provided were pre-approved to the extent required. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC. Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Vote Required

Ratification will require the affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions have the same effect as votes “AGAINST” this proposal. Stockholder ratification of the selection of MGO LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of MGO LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our stockholders.

The Board of Directors Recommends a Vote “FOR” the Ratification of MGO LLP as our Independent Registered Public Accounting Firm.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of reports furnished to us, and written representations from our directors and officers, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2022 by Section 16(a) under the Exchange Act, with the exception of one Form 3 filed by Arthur Nguyen on December 1, 2022 reporting one late transaction and one Form 4 filed by Arthur Nguyen on December 1, 2022 reporting one late transaction.

Stockholder Proposals for the 2024 Annual Meeting

If a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2024 Annual Meeting of Stockholders, the proponent and the proposal must comply with our Bylaws and the proxy proposal submission rules of the SEC. One of the requirements for submitting proposals for the 2024 Annual Meeting of Stockholders is that the proposal is required to be received by our Secretary no later than December 23, 2023. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail - Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2024 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the date the proxy statement was provided to stockholders in connection with the preceding year’s annual meeting of stockholders; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting and the 10th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Other Matters

The Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Annual Meeting, we urge you to vote by internet, or by signing and mailing the enclosed proxy or voting instruction form promptly.

By Order of the Board of Directors

Fumihiro Kozato

President and Chief Executive Officer

San Jose, California

April 20, 2023

Our Annual Report on Form 10-K for the year ended December 31, 2022 has been provided with this Proxy Statement. We will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of our common stock on the close of business on the Record Date, copies of exhibits to our Annual Report on Form 10-K. Written requests should be sent to: Investor Relations, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. Our Annual Report on Form 10-K and exhibits are also available at www.sec.gov.

ANNUAL MEETING OF STOCKHOLDERS OF

TECHPOINT, INC.

June 1, 2023

GO GREEN

20630403000000001000 1   060123

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL 1, "FOR" PROPOSAL 2, "ONE YEAR" FOR PROPOSAL 3, AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Fumihiro Kozato
- ○ Feng Kuo
- ○ Fun-Kai Liu
- ○ Robert Cochran
- ○ Yaichi Aoshima
- ○ Noriko Endo (a.k.a. Noriko Tsujihiro)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders and any adjournments or postponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is given, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2 and 4, and for ONE YEAR with respect to Proposal 3.**

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

ECHPOINT, INC. Proxy

ANNUAL  MEETING  OF  STOCKHOLDERS  OF    TECHPOINT,  INC.    June  1,  2023    GO  GREEN    e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy  material, statements and other eligible documents online, while reducing costs, clutter and  paper waste. Enroll today via www.astfinancial.com to enjoy online access.   NOTICE  OF  INTERNET  AVAILABILITY  OF  PROXY  MATERIALS:  The Notice of Meeting, proxy statement and proxy card  are available at http://www.astproxyportal.com/ast/21723/    Please sign, date and mail  your proxy card in theenvelope provided as soon  as possible.    Please detach along perforated line and mail in the envelope provided.    20630403000000001000  1  060123    Signature of Stockholder Date: Signature of Stockholder Date:  Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.  To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note that  changes to the registered name(s) on the account may not be submitted viathis method.  1. Election of six nominees to the Company's Board of Directors:  OFumihiro Kozato  OFeng Kuo  OFun-Kai Liu  ORobert Cochran  OYaichi Aoshima  ONoriko Endo (a.k.a. Noriko Tsujihiro)  2. Approval, on a non-binding advisory basis, the compensation of  the Company’s named executive officers, and  3. Approval, on a non-binding advisory basis, the frequency  of holding an advisory vote on the compensation of the  Company’s named executive officers, and  4. Ratification of appointment of Macias Gini & O’Connell LLP as  the Company’s independent registered public accounting firm for  the year ending December 31, 2023.  In their discretion, the proxies are authorized to vote upon such other business as  may properly come before the Annual Meeting of Stockholders and any adjournments  or postponements thereof. This proxy when properly executed will be voted as  directed herein by the undersigned stockholder. Ifnodirectionisgiven,thisproxywillbevotedFORALLNOMINEESinProposal1,FORProposals2and4,andforONEYEARwithrespecttoProposal3. FORAGAINSTABSTAINFORALLNOMINEESWITHHOLDAUTHORITYFORALLNOMINEESFORALLEXCEPT(Seeinstructionsbelow) INSTRUCTIONS:Towithholdauthoritytovoteforanyindividualnominee(s),mark“FORALLEXCEPT” andfillinthecirclenexttoeachnomineeyouwishtowithhold,asshownhere: NOMINEES: THEBOARDOFDIRECTORSRECOMMENDSAVOTE“FORALLNOMINEES”INPROPOSAL1, "FOR"PROPOSAL2,“ONEYEAR”FORPROPOSAL3,AND“FOR”PROPOSAL4. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx  MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.  FORAGAINSTABSTAINTWOYEARSTHREEYEARSABSTAINONEYEAR

0    TECHPOINT,  INC.    Proxy  for  Annual  Meeting  of  Stockholders  on  June  1,  2023  Solicited  on  Behalf  of  the  Board  of  Directors    The undersigned hereby appoints Fumihiro Kozato and Arthur Nguyen, and each of  them, with full power of substitution and power to act alone, as proxies to vote all the shares  of Common Stock which the undersigned would be entitled to vote if present and acting at  the Annual Meeting of Stockholders of Techpoint, Inc., to be held on June 1, 2023 at the  Company’s headquarters located at 2550 N. First Street, #550, San Jose, CA 95131, and at  any adjournments or postponements thereof, as follows:   (Continued  and  to  be  signed  on  the  reverse  side)    1.1  14475